VANGUARD
ASSET ALLOCATION
FUND

Annual Report - September 30, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

[PHOTO]


CONTENTS

A Message to Our Shareholders                     1

The Markets in Perspective                        6

Report From the Adviser                           8

Fund Profile                                     10

Performance Summary                              14

Financial Statements                             15

Report of Independent Accountants                27

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

[PHOTO]                            [PHOTO]
John J. Brennan                    John C. Bogle
Chairman & CEO                     Senior Chairman


FELLOW SHAREHOLDER,

Vanguard Asset Allocation Fund adroitly moved through a volatile period for financial markets to provide truly outstanding results for shareholders during the fiscal year ended September 30, 1998. The fund's +15.2% return far surpassed the +2.2% return of the average asset allocation fund and the +9.0% return of the Standard & Poor's 500 Composite Stock Price Index. We also topped our composite index of stocks and bonds.

       As you know, the fund allocates assets among common stocks (as represented by the S&P 500 Index), long-term U.S. Treasury bonds, and cash equivalents. The table at right presents the fiscal-year total returns (capital change plus reinvested dividends) of the Asset Allocation Fund, our average competitor, a benchmark composite index, and each of the three asset classes.

--------------------------------------------------------------
                                          TOTAL RETURNS
                                        FISCAL YEAR ENDED
                                        SEPTEMBER 30, 1998
--------------------------------------------------------------
Vanguard Asset Allocation Fund                +15.2%
--------------------------------------------------------------
Average Asset Allocation Fund                 + 2.2%
--------------------------------------------------------------
Asset Allocation Composite Index*             +14.2%
--------------------------------------------------------------
S&P 500 Index                                 + 9.0%
Lehman Brothers Long U.S. Treasury
  Bond Index                                  +22.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    + 5.2
--------------------------------------------------------------

*65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

       The fund's total return is based on an increase in net asset value from $21.53 per share on September 30, 1997, to $22.90 on September 30, 1998, with the ending net asset value adjusted for dividends totaling $0.74 per share paid from net investment income and distributions totaling $1.01 per share paid from net capital gains realized during 1997. We anticipate making a distribution of roughly $1.20 per share in net realized capital gains in December 1998.

FINANCIAL MARKETS IN REVIEW

Through the first 9 1/2 months of the fiscal year that ended September 30, the U.S. stock market continued the remarkable climb that began in August 1982. The market's advance--spearheaded by a relatively few large-capitalization growth stocks--had boosted the S&P 500 Index to a +26.8% gain as of July 17. However, the market took back most of that gain during the following six weeks, and the index earned +9.0% for the full fiscal year.

       Within the S&P 500, there was a sharp split in returns for growth and value stocks during our fiscal year: The growth issues in the index earned +18.2%, while the value stocks met with a -0.2% decline--a remarkable difference of some 18 percentage points in a single year. Smaller stocks did far worse: The Wilshire 4500 Equity Index, representing stocks outside of the S&P 500, declined -12.1%, and the small-cap Russell 2000 Index fell -19.0%. In all, the total stock market (as represented by the Wilshire 5000 Equity Index) eked out a gain of just +3.4%. It was not an easy year!

       Interest rates, meanwhile, fell sharply, providing some support for stock valuations. The yield on the 30-year U.S. Treasury bond, which began the year at 6.40%, plummeted to 4.98% on September 30, the lowest level for long-term Treasury bonds since way back in 1968. Of course, bond prices move in the opposite direction from yields, resulting in a stellar +22.1% total return for the Lehman Long U.S. Treasury Index. Yields on 3-month

Treasury bills declined during the year by 74 basis points (0.74 percentage point) to 4.36% on September 30.

       For most of the fiscal year, investors shrugged off the serious economic problems that had surfaced in Asia beginning in July 1997. The U.S. economy kept expanding, propelled by strong consumer spending. Asia's economic woes seemed at first to benefit the United States by helping to reduce prices for many commodities and industrial products. These lower prices eased the inflationary pressures that might have been expected to develop in response to low unemployment (as low as 4.3% of the workforce) and rising wages.

       However, investor attitudes shifted abruptly in mid-July. Among the reasons analysts cited for the shift were the stubborn economic crisis in Asia, which dampened demand for U.S. exports; worsening political and economic troubles in Russia; and uncertainty about U.S. political leadership.

       But there may be a simpler explanation for the market's summer swoon:
After 16 years of a bull market--the last three of which provided stupendous gains--stock prices may just have gotten too far ahead of corporate profits. Earnings are the key fundamental that ultimately drives the stock market, yet earnings during the first half of 1998 were slightly below those reported during the first half of 1997. Absent strong earnings growth, even optimists couldn't justify stock prices that in mid-July were averaging some 25 times projected earnings for the year ahead.

FISCAL 1998 PERFORMANCE OVERVIEW

The Asset Allocation Fund's +15.2% return during fiscal 1998 far exceeded the +2.2% return earned by the average asset allocation fund, and it was comfortably ahead of the +14.2% theoretical return of a portfolio invested in our "neutral allocation" of 65% stocks and 35% bonds. Our edge over the composite index benchmark derived from several marginal shifts in the fund's allocation, designed to take advantage of brief imbalances in the relative pricing of stocks, bonds, and cash reserves. The computer-driven asset allocation model used by our investment adviser, Mellon Capital Management Corporation, guided these changes from a 50% stocks/50% bonds allotment at the start of the fiscal year to 80% stocks/20% bonds at the end. The Report from the Adviser starting on page 8 contains details of the interim allocation shifts.

       The fund's powerful performance versus real-world peers was due partly to our concentration on large-capitalization stocks for our equity position. This was a distinct advantage during the fiscal year over funds with larger stakes in mid- and small-capitalization stocks. Another important factor was the fund's reliance on long-term U.S. Treasury bonds. There was no better fixed-income sector during fiscal 1998.

LONG-TERM PERFORMANCE OVERVIEW

Vanguard Asset Allocation Fund began operations almost a decade ago--on November 3, 1988--with a challenging objective: "to maximize long-term total return, while exhibiting less risk than a portfolio consisting entirely of equities." As our tenth anniversary draws near, the record of accomplishment is quite solid. We have outpaced by a wide margin two of the three asset classes in which the fund can invest (bonds and cash equivalents) while maintaining less volatility than the third (common stocks). In fact, a shareholder in the Asset Allocation Fund since its inception would have received 91% of the return of the S&P 500 Index while enduring only 72% of the volatility.

       Of course, less volatility does not mean an absence of volatility. For example, as the S&P 500 Index fell about 10% in value during the fiscal quarter ended September 30, the

Asset Allocation Fund declined -4.4%. Such declines are to be expected when the prices of a major category of assets are tumbling. But over the long term, we believe the fund's balance and conservative structure provide an appropriate cushion against wild downswings.

       Over the fund's lifetime--a glorious period for common stocks--our average annual return of +15.6% exceeded the return of the average asset allocation fund by 4.4 percentage points, resulting in a significant difference in wealth. As the adjacent table shows, a $10,000 investment in Vanguard Asset Allocation Fund at our inception would have grown to $42,203, versus $28,713 for the same sum invested in the average asset allocation fund. This remarkable advantage of $13,490 is equal to nearly 135% of the original investment.

-----------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                            NOV. 3, 1988, TO SEP. 30, 1998
                                            ------------------------------
                                             AVERAGE       FINAL VALUE OF
                                             ANNUAL          A $10,000
                                              RATE       INITIAL INVESTMENT
-----------------------------------------------------------------------------
Vanguard Asset Allocation Fund               +15.6%           $42,203
-----------------------------------------------------------------------------
Average Asset Allocation Fund                +11.2%           $28,713
-----------------------------------------------------------------------------
Asset Allocation Composite Index             +15.8%           $42,649
-----------------------------------------------------------------------------
S&P 500 Index                                +17.1%           $47,853
-----------------------------------------------------------------------------

       Our low operating costs also provide a consistent and powerful edge over competing asset allocation funds. Our expense ratio of 0.49% of average net assets during the past year was a full percentage point below the 1.49% charged by the average asset allocation fund, contributing nearly one-fourth of our annual advantage in return. While this margin may seem small, it can have a dramatic impact over time. Year after year, it gives us a nice tailwind in our effort to produce superior returns.

       We emphasize that the past decade is no guide to the future performance of the Vanguard Asset Allocation Fund or the financial markets. It would not be wise to expect the next ten years to match the last ten, when average annual returns on stocks were greater than +17%, or better than 50% above the long-term average of +11% a year. Long-term U.S. Treasury bonds likewise excelled during the decade, with an +11.8% return--more than double the current yield on such bonds.

IN SUMMARY

A year ago, noting that the bull market in U.S. stocks and bonds was 15 years old, our letter suggested that investors be mindful of the considerable risks that accompanied the high stock valuations and low bond yields prevailing at the time. The stock market's volatility and the further decline in bond yields since then have underscored that point. Those same events have reaffirmed our longstanding belief in the importance of balanced investing--holding stock funds, bond funds, and reserves in proportions suited to your goals, time horizon, and tolerance for market fluctuations.

       With such a balanced, long-term investment plan in place--precisely the kind of plan that Vanguard Asset Allocation Fund embodies in a single investment--you should be prepared to "stay the course" through fluctuations in returns or investor psychology.


/s/ JOHN C. BOGLE                   /s/ JOHN J. BRENNAN

John C. Bogle                       John J. Brennan
Senior Chairman                     Chairman and
                                    Chief Executive Officer

October 15, 1998

OUR TENTH ANNIVERSARY YEAR

At about the time you receive this annual report, Vanguard Asset Allocation Fund will have completed ten full years of operations. As our letter notes, it has been a remarkable period in terms of both our absolute returns and our achievements relative to our peers and to the financial markets. While what the markets do is clearly beyond our control, our relative performance is the product of our investment objectives, policies, and strategies. At the outset, we chose Mellon Capital Management Corporation to implement our policies, and we have been delighted with their success.

       When we selected Mellon Capital Management, we banked on the experience and character of its founders, William L. Fouse and Thomas F. Loeb, and they have rewarded our confidence with outstanding results. The fund's policies remain firm, focusing on a forward-looking asset allocation model, implementing it with a "plain vanilla" mix based primarily on long-term U.S. Treasury bonds and a stock portfolio representing the S&P 500 Index, and making only gradual and marginal--and never precipitate--changes in the mix.

       In our first report to shareholders, in March 1989, we described our skeptical approach to "stock market timing," and we clearly differentiated that risky, discredited method from our fund's "tactical asset allocation" strategy. Recounting our careful search for the best adviser to implement that strategy, we stated: "At the conclusion of that process, there was no doubt in our minds that Mellon Capital Management Corp. of San Francisco, California, was best equipped to assume the responsibility." The firm has lived up to our expectations and beyond, and we salute Bill Fouse, Tom Loeb, and their entire organization for their accomplishments. We have no doubt that you share in our expression of thanks.

NOTICE TO SHAREHOLDERS

At a special meeting on May 1, 1998, shareholders of Vanguard Asset Allocation Fund overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the fund's assets at the time of the vote, this change will reduce the amount of state taxes the fund pays annually by $328,305. Approved by 97.59% of the shares voted, as follows:

------------------------------------------------------
    FOR                AGAINST               ABSTAIN
------------------------------------------------------
146,063,630           1,655,992             1,954,034
------------------------------------------------------

2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Asset Allocation Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 95.15% of shares voted, as follows:


-----------------------------------------------------
    FOR                AGAINST               ABSTAIN
-----------------------------------------------------
142,406,426           4,480,681             2,786,548
-----------------------------------------------------

2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 94.13% of the shares voted, as follows:


-----------------------------------------------------
    FOR                AGAINST               ABSTAIN
-----------------------------------------------------
140,890,108           5,520,568             3,262,980
-----------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED SEPTEMBER 30, 1998

U.S. financial markets displayed both bull-market ebullience and bear-market jitters during the fiscal year ended September 30. Investor sentiment, which had been relentlessly upbeat for most of the fiscal year, abruptly changed in July and August.

       Several factors combined to make investors less sanguine about the risks facing them. Among these were a drearier outlook for corporate earnings, political uncertainty in the United States, a debt moratorium in Russia, sharp fluctuations in the values of many currencies, and a murkier global economic picture. Asia's economic troubles--which began more than a year ago--not only were persistent but were spreading and beginning to look like more than a minor threat to the powerhouse U.S. economy and to the recovering economies of Europe.

       As the fiscal year ended, the big question for U.S. markets was whether U.S. consumers--whose robust spending had been "the little engine that could" keep economic activity expanding both at home and abroad--would become more cautious. For most of the fiscal year, consumers spent freely, encouraged by low unemployment, which fell to levels last seen in 1970, and by wages that had increased on average by more than twice the 1.5% inflation rate.

--------------------------------------------------------------------------
                                             AVERAGE ANNUALIZED RETURNS
                                          PERIODS ENDED SEPTEMBER 30, 1998
                                          --------------------------------
                                             1 YEAR     3 YEARS    5 YEARS
--------------------------------------------------------------------------
STOCKS
   S&P 500 Index                               9.0%      22.6%      19.9%
   Russell 2000 Index                        -19.0        6.9        9.1
   MSCI EAFE Index                            -8.1        4.0        5.6
--------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                11.5%       8.7%       7.2%
   Lehman 10-Year Municipal Bond Index         8.8        7.7        6.6
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                 5.2        5.3        5.0
--------------------------------------------------------------------------
OTHER
   Consumer Price Index                        1.5%       2.2%       2.4%
--------------------------------------------------------------------------

U.S. STOCK MARKETS

The S&P 500 Index, which is dominated by large-capitalization stocks, returned 9.0% for the fiscal year, close to its long-term average return of about 11.0% a year. Events during the year reminded investors that volatility is a normal part of owning stocks. After rising strongly to a record high on July 17, the S&P 500 began retracing its steps. During the following six weeks, it fell 19.2%, just shy of the 20% mark generally considered the "boundary" that separates a bear market from a mere "correction." However, declines for most smaller stocks were certifiably bearish. The Russell 2000 Index, which peaked in April, fell by 31% from its high to end the fiscal year with a 19.0% decline.

      There also was a big gap between returns on growth and value stocks. Value stocks, reflecting modest market expectations for future growth, typically sell at below-average prices in comparison to earnings, dividends, and book value. Growth stocks, by contrast, tend to sell at high multiples of earnings and dividends. In the past, value stocks have usually trailed growth stocks during rising markets, but held up better during slumps. But this year growth stocks did better in both up and down phases, and for the twelve months gained 18.2%, while value stocks declined 0.2%.

       Although analysts can point to many factors to "explain" any move in the market, actual and expected corporate earnings hold the long-term key to stock prices. Early in the fiscal year, stocks seemed to be "priced for perfection"--a continuance of strong growth in corporate profits and economic growth in an environment of low interest rates and inflation.

       Perfection, as it turned out, was not in the cards. Economic problems abroad threatened to depress profits for U.S. companies by weakening overseas demand for their products and by boosting price competition at home, as foreign companies flocked to the relatively strong U.S. market. Slower revenue growth combined with rising wages in a strong job market make it tough to generate higher profits.

       For the year, the S&P 500's strongest performers were utilities (up 42%) and health-care companies (up 37%), two groups believed to be less vulnerable to recessions, weak foreign markets, and strong foreign competition. The worst-performing sectors were those hurt most by falling prices for commodities and basic industrial goods. Victims included oil services and exploration companies (down 35%); makers of producer durables such as machinery and aircraft (-22%); and makers and processors of such materials as steel, paper, and chemicals (-14%).

U.S. BOND MARKETS

Interest rates declined significantly during the fiscal year. Inflation, the bugbear of bond investors, was surprisingly well-behaved. Lower rates mean higher prices for bonds, and the Lehman Brothers Aggregate Bond Index, a benchmark for the overall market for taxable bonds, earned a total return of 11.5%, equal to an astounding 10% after inflation.

       The rate decline was steepest for U.S. Treasury notes and bonds, whose yields fell by 1.4 to 1.7 percentage points. Treasury prices benefited from a slight decline in supply due to the $70 billion surplus achieved by the federal government, its first year "in the black" since 1969. Also, Treasury securities benefited late in the fiscal year from a "flight to safety" among investors shying away from riskier investments, including U.S. and foreign stocks and lower-quality bonds. The result was a widening in interest-rate spreads between Treasuries and corporate or mortgage-backed bonds. Treasury yields fell so far that by fiscal year-end, they were nearly as low as yields on comparable municipal bonds, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

The general downturn of the world's stock markets in July and August changed returns for the fiscal year from marvelous to mediocre for investors in U.S. and European stocks. Elsewhere, the slump changed things from bad to horrendous.

       As a group, European stocks earned 8.8% in U.S.-dollar terms, thanks to a gain of about 5% from a strengthening of most currencies against the dollar. European stocks benefited from firmer economic growth, increased corporate restructuring and merger activity, and heightened optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations. Markets in Norway (-40%) and Sweden (-11%) were notable exceptions to the general rise in European equities.

       Japan's stock market, wracked by recession and a shaky banking system, declined 33% in U.S.-dollar terms. As bad as it was, Japan's showing actually was the Pacific region's second-best, after Australia (-18%). Declines elsewhere ranged from about 40% in Taiwan to more than 60% in South Korea, Thailand, and Malaysia. Most of the world's emerging markets--which are particularly vulnerable to slowing global growth and currency instability--suffered sharp reverses, including our neighbor and key trading partner, Mexico (-42%), as well as Venezuela (-66%), Argentina (-35%), and Brazil and Chile (both -48%).

REPORT FROM THE ADVISER

Vanguard Asset Allocation Fund's total return was 15.2% for the fiscal year ended September 30, 1998. This compares with returns of 9.0% for the S&P 500 Index and 22.1% for long-term U.S. Treasury bonds.

       During the October-December quarter of 1997, the meltdown of Asian equity and currency markets reverberated through U.S. financial markets. On just one day--October 27, 1997--the stock market fell 7%. Treasury bonds rose during that month because of a "flight to quality" by investors. Thereafter, financial markets reacted favorably to the realization that, despite the Asian financial crisis, the U.S. economy remained on its path of steady, low-inflation growth.

       During our second fiscal quarter (January-March), the S&P 500 Index rose 14%, only the third time in the past decade that the index had achieved a quarterly gain of more than 10%. This performance was especially remarkable in that it occurred in the midst of warnings from several corporations that future earnings would fall short of expectations. Domestic demand remained strong, so the economy kept growing despite a falloff in exports because of the Asian crisis. News on the inflation front remained favorable, with producer prices falling at the fastest pace in five years.

       In the April-June quarter, low inflation continued despite tight labor markets and a strong economy. For most of the quarter, U.S. bonds benefited from a continued flight to quality and from signs that activity in the manufacturing sector was slowing, both of which stemmed from the crisis in Asia.

       During the final quarter of the fiscal year, financial markets were jittery, even though inflation remained low. The stock market's sharp selloff in August reflected fear that the collapse of Russian financial assets and the continuing Asian crisis could cause problems in other economies, ultimately depressing U.S. corporate profits. Indeed, there were signs that a slowing in manufacturing was curtailing overall economic activity in the United States. To help minimize the effects of the deepening global crisis on the domestic economy, the Federal Reserve Board lowered the federal funds rate by 0.25 percentage point at the end of the quarter.

       Vanguard Asset Allocation Fund began the fiscal year with an asset mix of 50% stocks and 50% bonds. The sharp fall in stock prices during October 1997 increased the expected return on equities while the bond market's rally lowered expected returns on bonds. This caused our tactical asset allocation (TAA) model to signal a shift of 10% of assets from bonds into stocks, a move that we implemented on October 28, creating an allocation of 60% stocks/40% bonds. Bonds continued to rally through the quarter, while yields on short-term cash instruments rose substantially during early December. This narrowed the spread between expected returns on bonds and cash, and prompted the TAA model to call for another 10% shift out of bonds into cash; this was made on December 15, resulting in an allocation of 60% stocks/30% bonds/10% cash.

       During the second fiscal quarter, the TAA model recommended several allocation shifts because of the rapidly changing markets. The shifts were modest and our allocation to equities remained between 60% and 70% throughout the quarter. The fund began the quarter at 60% stocks/30% bonds/10% cash, but we shifted to a 60%/20%/20% mix on January 7 in response to declining bond yields. A sharp retreat in stock prices during early January prompted the model to recommend a 10% shift from cash into stocks, so on January 12 the fund's mix changed to 70% stocks/20% bonds/10% cash. On January 26, it shifted to 70% stocks/30% bonds because cash yields were stagnant while bond yields had rebounded. During February, stock prices rose sharply while cash and bond yields held relatively steady, prompting the model to recommend a 10% shift from stocks to cash. This move, implemented on February 19, resulted in an asset mix of 60%/30%/10%. During March, stock prices kept rising; consequently, their expected returns declined. A downturn in bond prices that had begun in mid-February continued into early March, raising expected returns on bonds. These trends prompted the TAA model to recommend a 10% shift from cash into bonds, which we implemented on March 4, moving to a mix of 60% stocks/40% bonds.

       During the third fiscal quarter, the fast-moving financial markets prompted several more shifts in the fund's mix. After a bond market rally in early April, the TAA model recommended a 10% shift from bonds into cash. This step was taken April 6, shifting the fund's allocation from 60% stocks/40% bonds to 60% stocks/30% bonds/10% cash. The stock market moved higher through mid-April, while bond yields were relatively stable. As a result, the model recommended a 10% move out of stocks into cash and we shifted the fund's mix on April 16 to 50%/30%/20%. In late April, bond prices fell, increasing their expected returns and causing the TAA model to call for a 10% move from cash into bonds. Therefore, on April 28 the fund's asset mix shifted to 50%/40%/10%, where it stayed throughout May. After a decline in stock prices in late May, the TAA model signaled a shift from cash into stocks. We took this step on June 1, for an allocation of 60% stocks/40% bonds. A steady decline in bond yields throughout June prompted two 10% shifts from bonds to cash. On June 11, the fund's asset allocation changed to 60% stocks/30% bonds/10% cash; on June 16 the mix shifted to 60%/20%/20%.

       During our final quarter, the TAA model recommended two changes, both consisting of 10% shifts from cash to stocks in response to a sharp downturn in stock prices that began in mid-July. On August 12, we made the fund's allocation 70% stocks/20% bonds/10% cash. Stock prices kept tumbling through August 31, increasing the expected return on equities, so on September 1 the fund's asset mix was changed to 80% stocks/20% bonds.

       During the fiscal year, upward revisions in earnings forecasts had a positive effect on the long-run expected returns from equities. Our long-run expectation for stock returns remains above 10% annually, and our TAA model continues to recommend an overweight in stocks relative to bonds. Although the Asian economic turmoil and the near collapse of a prominent hedge fund have temporarily increased economic uncertainty, it is our view that U.S. investors have overreacted, given the sound long-run prospects for our economy. During August and September, volatility in the equity market rose to levels not seen since 1987. In our view, the intermediate- and long-term outlook for corporate profits does not justify this increase in volatility.

William L. Fouse, CFA
Mellon Capital Management Corporation

October 13, 1998

INVESTMENT PHILOSOPHY

The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the portfolio to take advantage of them.

FUND PROFILE
ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 12 and 13.

TOTAL FUND CHARACTERISTICS
--------------------------------------------------
Turnover Rate                                  60%
Expense Ratio                                0.49%
Cash Reserves                                 0.9%

FUND ASSET ALLOCATION*
--------------------------------------------------
STOCKS     BONDS     CASH RESERVES
79         20        1

*Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

TOTAL FUND VOLATILITY MEASURES
--------------------------------------------------
                    ASSET ALLOCATION       S&P 500
--------------------------------------------------
R-Squared                 0.94              1.00
Beta                      0.67              1.00

TEN LARGEST STOCKS (% OF EQUITIES)
--------------------------------------------------
Microsoft Corp.                               3.3%
General Electric Co.                          3.2
Exxon Corp.                                   2.1
Merck & Co., Inc.                             1.9
Intel Corp.                                   1.8
The Coca-Cola Co.                             1.8
Pfizer, Inc.                                  1.7
Wal-Mart Stores, Inc.                         1.5
International Business Machines Corp.         1.5
Philip Morris Cos., Inc.                      1.4
--------------------------------------------------
Top Ten                                      20.2%
--------------------------------------------------
Top Ten as % of Total Net Assets              6.7%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------
                                                 SEPTEMBER 30, 1997         SEPTEMBER 30, 1998
                                                ---------------------------------------------------
                                                ASSET ALLOCATION     ASSET ALLOCATION       S&P 500
---------------------------------------------------------------------------------------------------
Auto & Transportation                                 3.6%                 3.0%               3.0%
Consumer Discretionary                                9.6                 10.3               10.3
Consumer Staples                                     10.8                  9.5                9.5
Financial Services                                   17.0                 16.3               16.3
Health Care                                          10.7                 13.4               13.4
Integrated Oils                                       7.8                  7.0                7.0
Other Energy                                          1.5                  1.1                1.1
Materials & Processing                                6.8                  4.4                4.4
Producer Durables                                     4.6                  3.2                3.2
Technology                                           13.1                 14.7               14.8
Utilities                                             9.1                 11.7               11.7
Other                                                 5.4                  5.4                5.3
---------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-----------------------------------------------------
                          ASSET ALLOCATION    S&P 500
-----------------------------------------------------
Number of Stocks                 504              500
Median Market Cap             $43.4B           $43.4B
Price/Earnings Ratio           22.3x            22.3x
Price/Book Ratio                4.0x             4.0x
Dividend Yield                  1.6%             1.6%
Return on Equity               21.9%            21.9%
Earnings Growth Rate           16.9%            16.9%
Foreign Holdings                1.7%             1.7%

EQUITY INVESTMENT FOCUS
-----------------------------------
[GRAPH]

FIXED-INCOME CHARACTERISTICS
--------------------------------------------------
                               ASSET        LEHMAN
                          ALLOCATION        INDEX*
--------------------------------------------------
Number of Bonds                   24         6,932
Average Coupon                  8.4%          7.0%
Average Duration          11.6 years     4.3 years
Average Maturity          21.5 years     8.5 years
Average Quality        U.S. Treasury           Aaa

*Lehman Aggregate Bond Index.

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------
[GRAPH]

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury and agency securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

PERFORMANCE SUMMARY
ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 3, 1988-SEPTEMBER 30, 1998
-------------------------------------------------------------
              ASSET ALLOCATION FUND                 COMPOSITE
                                                      INDEX*
FISCAL       CAPITAL       INCOME        TOTAL        TOTAL
YEAR          RETURN       RETURN        RETURN       RETURN
-------------------------------------------------------------
1989          21.1%         2.8%          23.9%        27.8%
1990          -8.6          4.0           -4.6         -5.1
1991          20.9          6.4           27.3         27.5
1992           7.2          5.0           12.2         12.2
1993          10.7          4.7           15.4         15.5
1994          -5.2          3.1           -2.1         -1.5
1995          23.6          5.0           28.6         27.4
1996          11.1          4.2           15.3         13.9
1997          24.7          4.7           29.4         30.4
1998          11.5          3.7           15.2         14.2
-------------------------------------------------------------

* 65% S&P 500 Index, 35% Lehman Long U.S. Treasury Index.

See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 3, 1988-SEPTEMBER 30, 1998
--------------------------------------------------------------
               Vanguard        Average
                Asset           Asset      Composite
              Allocation      Allocation     Index     S&P 500
--------------------------------------------------------------
11/3/88         10000           10000        10000      10000
198812          10320           10038        10343      10014
198903          10722           10389        10857      10724
198906          11738           10999        11954      11671
198909          12393           11704        12776      12921
198912          12764           11749        13167      13188
199003          12285           11533        12715      12791
199006          12898           11962        13438      13596
199009          11827           10968        12123      11728
199012          12877           11600        13199      12779
199103          14068           12734        14524      14635
199106          14066           12680        14529      14601
199109          15058           13476        15460      15382
199112          16172           14462        16677      16672
199203          15677           14253        16192      16251
199206          16141           14240        16631      16560
199209          16888           14831        17352      17082
199212          17387           15558        17977      17942
199303          18368           16066        18901      18726
199306          18754           16216        19317      18817
199309          19491           16919        20049      19303
199312          19732           17408        20240      19750
199403          18831           16702        19309      19001
199406          18634           16366        19175      19081
199409          19091           16921        19741      20014
199412          19275           16948        19867      20011
199503          20827           17848        21567      21959
199506          23005           19028        23726      24055
199509          24547           20200        25155      25967
199512          26109           21199        26861      27530
199603          26844           21631        27137      29008
199606          27536           22074        27919      30310
199609          28295           22690        28640      31247
199612          30217           24080        30673      33851
199703          30537           23823        30869      34758
199706          34359           26153        34941      40826
199709          36621           28095        37352      43884
199712          38473           28580        38919      45144
199803          42384           30664        42626      51442
199806          44138           30903        44244      53140
199809          42203           28713        42649      47853

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 1998
                                                --------------------------------
                                                                        SINCE       FINAL VALUE OF A
                                                 1 YEAR    5 YEARS    INCEPTION    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Asset Allocation Fund                            15.24%     16.71%      15.64%          $42,203
Average Asset Allocation Fund                     2.20      11.16       11.23            28,713
Asset Allocation Composite Index*                14.18      16.30       15.77            42,649
S&P 500 Index                                     9.05      19.91       17.12            47,853
-----------------------------------------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long U.S. Treasury Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                          INCEPTION                          ----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Asset Allocation Fund                     11/3/1988   15.24%     16.71%      11.24%      4.40%    15.64%
---------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
SEPTEMBER 30, 1998


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
ASSET ALLOCATION FUND                          SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (33.0%)(1)
----------------------------------------------------------------------
-  Microsoft Corp.                            565,300         $62,218
   General Electric Co.                       746,600          59,401
   Exxon Corp.                                561,000          39,375
   Merck & Co., Inc.                          273,300          35,409
   Intel Corp.                                385,300          33,039
   The Coca-Cola Co.                          565,900          32,610
   Pfizer, Inc.                               299,700          31,749
   Wal-Mart Stores, Inc.                      512,600          28,001
   International Business
     Machines Corp.                           214,300          27,430
   Philip Morris Cos., Inc.                   558,000          25,703
   AT&T Corp.                                 414,484          24,221
   Johnson & Johnson                          308,600          24,148
   Bristol-Myers Squibb Co.                   228,280          23,713
   Royal Dutch Petroleum Co. ADR              492,100          23,436
-  Cisco Systems, Inc.                        356,500          22,036
   Procter & Gamble Co.                       307,744          21,831
   Lucent Technologies, Inc.                  301,648          20,833
-  MCI WorldCom, Inc.                         407,412          19,912
   Eli Lilly & Co.                            252,300          19,758
-  Dell Computer Corp.                        293,400          19,291
   SBC Communications Inc.                    421,546          18,732
   American International
     Group, Inc.                              240,936          18,552
   Schering-Plough Corp.                      168,400          17,440
   Bell Atlantic Corp.                        356,530          17,269
   BellSouth Corp.                            224,800          16,916
   American Home Products Corp.               301,800          15,807
   Fannie Mae                                 241,300          15,504
   Abbott Laboratories                        353,300          15,346
   E.I. du Pont de Nemours & Co.              259,700          14,576
   Warner-Lambert Co.                         188,300          14,217
   Mobil Corp.                                178,700          13,570
   Home Depot, Inc.                           337,100          13,315
   Ford Motor Co.                             277,900          13,044
   Hewlett-Packard Co.                        238,500          12,626
   Chevron Corp.                              149,500          12,567
   GTE Corp.                                  221,100          12,160
   Compaq Computer Corp.                      383,348          12,123
   Time Warner, Inc.                          137,300          12,022
   Ameritech Corp.                            252,900          11,981
   Amoco Corp.                                222,200          11,971
   The Walt Disney Co.                        469,900          11,894
   NationsBank Corp.                          220,734          11,809
   First Union Corp.                          222,332          11,381
   PepsiCo, Inc.                              339,700          10,000
   Travelers Group Inc.                       265,201           9,945
   Gillette Co.                               257,600           9,853
   Citicorp                                   104,404           9,703
   BankAmerica Corp.                          157,702           9,482
   McDonald's Corp.                           156,200           9,323
   Unilever NV ADR                            146,900           8,998
   The Chase Manhattan Corp.                  196,322           8,491
   General Motors Corp.                       151,831           8,303
   Allstate Corp.                             198,754           8,286
   American Express Co.                       105,945           8,224
   The Boeing Co.                             231,786           7,953
   Freddie Mac                                159,500           7,885
   Texaco Inc.                                124,700           7,817
   Monsanto Co.                               137,800           7,768
-  AirTouch Communications, Inc.              131,500           7,495

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
ASSET ALLOCATION FUND                          SHARES           (000)
----------------------------------------------------------------------
   Tyco International Ltd.                    134,200          $7,414
   Wells Fargo & Co.                           20,081           7,129
   Chrysler Corp.                             147,380           7,056
   Sprint Corp.                                97,800           7,042
   Minnesota Mining &
     Manufacturing Co.                         93,600           6,897
   Banc One Corp.                             161,748           6,895
-  EMC Corp.                                  114,600           6,554
-  Oracle Corp.                               220,900           6,434
   Xerox Corp.                                 75,248           6,377
   Waste Management, Inc.                     131,110           6,301
   Norwest Corp.                              175,600           6,289
   Schlumberger Ltd.                          124,800           6,279
   Emerson Electric Co.                       100,100           6,231
-  MediaOne Group, Inc.                       139,530           6,200
   Medtronic, Inc.                            106,700           6,175
   U.S. Bancorp                               171,503           6,099
   U S West, Inc.                             115,082           6,035
   Anheuser-Busch Cos., Inc.                  110,814           5,984
   Motorola, Inc.                             137,200           5,857
   Sara Lee Corp.                             108,400           5,854
   Pharmacia & Upjohn, Inc.                   116,590           5,851
   Eastman Kodak Co.                           75,100           5,806
   Morgan Stanley
     Dean Witter & Co.                        134,700           5,801
   Duke Energy Corp.                           82,081           5,433
   Atlantic Richfield Co.                      73,700           5,228
   Campbell Soup Co.                          103,600           5,199
   Associates First Capital Corp.              78,456           5,119
   Kimberly-Clark Corp.                       125,892           5,099
   Automatic Data Processing, Inc.             68,100           5,090
   Walgreen Co.                               112,800           4,970
   National City Corp.                         74,691           4,925
   Computer Associates
     International, Inc.                      128,700           4,762
-  Viacom Inc. Class B                         82,100           4,762
-  Tele-Communications-
     TCI Group A                              121,620           4,758
   The Gap, Inc.                               89,950           4,745
   Fleet Financial Group, Inc.                 64,477           4,735
   Northern Telecom Ltd.                      147,760           4,728
   The Bank of New York Co., Inc.             172,400           4,719
   Southern Co.                               160,000           4,710
   Texas Instruments, Inc.                     88,800           4,684
   Colgate-Palmolive Co.                       67,200           4,603
   AlliedSignal Inc.                          128,500           4,546
   First Chicago NBD Corp.                     66,165           4,532
   Lockheed Martin Corp.                       44,541           4,490
   Dow Chemical Co.                            52,550           4,490
-  Amgen, Inc.                                 59,100           4,466
-  Sun Microsystems, Inc.                      86,100           4,289
   Household International, Inc.              112,988           4,237
   H.J. Heinz Co.                              82,500           4,218
   United Technologies Corp.                   54,300           4,151
   Raytheon Co. Class B                        76,900           4,148
   CBS Corp.                                  164,300           3,984
   Wachovia Corp.                              46,500           3,964
   Enron Corp.                                 74,700           3,945
   Sears, Roebuck & Co.                        89,000           3,933
   Comcast Corp. Class A Special               83,700           3,929
   CVS Corp.                                   89,300           3,912
   Baxter International, Inc.                  65,400           3,891
   Caterpillar, Inc.                           85,800           3,823
   Merrill Lynch & Co., Inc.                   78,600           3,724
   Electronic Data Systems Corp.              111,600           3,704
   American General Corp.                      57,695           3,685
   General Re Corp.                            18,100           3,674
   Dayton Hudson Corp.                         99,218           3,547
   Fifth Third Bancorp                         61,350           3,528
   J.P. Morgan & Co., Inc.                     41,542           3,515
   Burlington Northern
     Santa Fe Corp.                           108,696           3,478
   Pitney Bowes, Inc.                          66,000           3,469
   Gannett Co., Inc.                           64,600           3,460
   CIGNA Corp.                                 51,000           3,372
   Mellon Bank Corp.                           59,800           3,293
   MBNA Corp.                                 115,000           3,292
   International Paper Co.                     68,900           3,212
   Cardinal Health, Inc.                       30,400           3,139
   Bestfoods                                   64,600           3,129
   PNC Bank Corp.                              69,300           3,119
   Kellogg Co.                                 94,300           3,106
   SunTrust Banks, Inc.                        49,700           3,081
   Illinois Tool Works, Inc.                   56,500           3,079
   Albertson's, Inc.                           56,300           3,047
   Aluminum Co. of America                     42,800           3,039
   ConAgra, Inc.                              111,900           3,014
   Columbia/HCA Healthcare Corp.              149,645           3,002
   Texas Utilities Co.                         63,841           2,973
   Washington Mutual, Inc.                     87,841           2,965
   KeyCorp                                    102,400           2,957
   ALLTEL Corp.                                62,300           2,951
-  The Kroger Co.                              58,800           2,940
   Marsh & McLennan Cos., Inc.                 58,050           2,888
   May Department Stores Co.                   55,600           2,863
   HBO & Co.                                   98,700           2,850
   Halliburton Co.                             99,600           2,845
   FPL Group, Inc.                             40,800           2,843
   Williams Cos., Inc.                         97,400           2,800
   PG&E Corp.                                  86,900           2,775
   Consolidated Edison Inc.                    52,400           2,731
   SunAmerica Inc.                             44,200           2,696
   Phillips Petroleum Co.                      58,800           2,653
-  Clear Channel
     Communications, Inc.                      55,800           2,650
   Lowe's Cos., Inc.                           80,700           2,567
   The Hartford Financial
     Services Group Inc.                       54,100           2,566
   Guidant Corp.                               34,500           2,562
   J.C. Penney Co., Inc.                       56,800           2,552
   Norfolk Southern Corp.                      87,100           2,531
   General Mills, Inc.                         35,500           2,485
   Aon Corp.                                   38,150           2,461
   The Chubb Corp.                             38,900           2,451
-  3Com Corp.                                  80,900           2,432
   NIKE, Inc. Class B                          65,700           2,419
   Charles Schwab Corp.                        61,150           2,408
   The Seagram Co. Ltd.                        83,600           2,398
   Union Pacific Corp.                         55,900           2,383
-  Costco Cos., Inc.                           49,656           2,352
   First Data Corp.                            99,900           2,348
   IMS Health, Inc.                            37,900           2,347

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Aetna Inc.                                  33,706          $2,343
   Hershey Foods Corp.                         34,200           2,341
-  AMR Corp.                                   41,900           2,323
   USX-Marathon Group                          64,200           2,275
   Becton, Dickinson & Co.                     55,300           2,274
   Textron, Inc.                               37,400           2,267
   PPG Industries, Inc.                        41,500           2,264
   Archer-Daniels-Midland Co.                 134,476           2,252
-  Cendant Corp.                              193,334           2,248
   BankBoston Corp.                            67,802           2,237
-  Boston Scientific Corp.                     43,500           2,235
   Conseco Inc.                                70,745           2,162
   Loews Corp.                                 25,600           2,160
   American Electric Power Co., Inc.           43,800           2,138
   Public Service Enterprise
     Group, Inc.                               54,300           2,135
   Edison International                        82,600           2,122
   Houston Industries, Inc.                    67,922           2,114
   American Stores Co.                         65,100           2,095
-  Applied Materials, Inc.                     82,700           2,088
   Rite Aid Corp.                              58,700           2,084
   Comerica, Inc.                              37,950           2,080
   Ralston-Ralston Purina Group                70,900           2,074
   CSX Corp.                                   49,000           2,061
   Unocal Corp.                                55,439           2,010
   Dominion Resources, Inc.                    44,950           2,006
-  Ascend Communications, Inc.                 43,900           1,997
-  Tenet Healthcare Corp.                      69,400           1,995
   State Street Corp.                          36,400           1,986
   Wrigley, (Wm.) Jr. Co.                      25,900           1,967
   BB&T Corp.                                  64,900           1,943
   Computer Sciences Corp.                     35,200           1,918
   Lincoln National Corp.                      23,300           1,916
   Sysco Corp.                                 80,800           1,904
   The Clorox Co.                              23,000           1,898
   Weyerhaeuser Co.                            44,300           1,869
   Masco Corp.                                 75,200           1,852
-  Gateway 2000, Inc.                          35,300           1,840
   Mattel, Inc.                                65,687           1,839
   Honeywell, Inc.                             28,400           1,819
   PECO Energy Corp.                           49,700           1,817
   Service Corp. International                 57,000           1,817
   Progressive Corp. of Ohio                   16,100           1,815
   The Quaker Oats Co.                         30,500           1,800
   Unicom Corp.                                48,100           1,798
   Occidental Petroleum Corp.                  83,300           1,791
   The Goodyear Tire & Rubber Co.              34,800           1,788
   Providian Financial Corp.                   20,900           1,773
   The McGraw-Hill Cos., Inc.                  22,300           1,767
-  Tellabs, Inc.                               44,300           1,764
   Regions Financial Corp.                     48,600           1,762
   Rockwell International Corp.                48,600           1,756
   Omnicom Group Inc.                          38,900           1,751
   AMP, Inc.                                   48,944           1,750
   Deere & Co.                                 57,600           1,742
   Northern Trust Corp.                        25,400           1,734
   Franklin Resources Corp.                    57,300           1,719
   Entergy Corp.                               55,600           1,710
   St. Paul Cos., Inc.                         52,556           1,708
   Delta Air Lines, Inc.                       17,400           1,692
-  Federated Department Stores, Inc.           46,400           1,688
   Interpublic Group of Cos., Inc.             31,250           1,686
   Barrick Gold Corp.                          84,100           1,682
   Mercantile Bancorp, Inc.                    34,700           1,679
   Avon Products, Inc.                         59,300           1,664
   Fort James Corp.                            50,500           1,657
   Coastal Corp.                               48,800           1,647
   Newell Co.                                  35,500           1,635
   FirstEnergy Corp.                           52,500           1,631
   UNUM Corp.                                  32,500           1,615
   Air Products & Chemicals, Inc.              53,100           1,580
   Dover Corp.                                 50,900           1,572
   Carolina Power & Light Co.                  33,900           1,566
   Transamerica Corp.                          14,700           1,558
   Southwest Airlines Co.                      77,000           1,540
   Capital One Financial Corp.                 14,800           1,532
   Corning, Inc.                               51,300           1,510
   Summit Bancorp.                             40,000           1,500
   Baker Hughes, Inc.                          71,560           1,498
   United Healthcare Corp.                     42,700           1,495
   Burlington Resources, Inc.                  39,885           1,491
-  FDX Corp.                                   32,760           1,478
   DTE Energy Co.                              32,500           1,469
   Pioneer Hi-Bred International, Inc.         55,640           1,461
   General Dynamics Corp.                      29,000           1,455
   Jefferson-Pilot Corp.                       23,900           1,446
   Browning-Ferris Industries, Inc.            47,200           1,428
-  Micron Technology, Inc.                     46,600           1,418
   Sempra Energy                               54,320           1,416
-  Kohls Corp.                                 35,800           1,396
   Tandy Corp.                                 26,064           1,394
-  Seagate Technology                          55,400           1,388
   H.F. Ahmanson & Co.                         25,000           1,388
   Ingersoll-Rand Co.                          36,550           1,387
   Tribune Co.                                 27,400           1,379
   Marriott International, Inc. Class A        57,300           1,368
-  Tricon Global Restaurants, Inc.             35,000           1,365
-  Fred Meyer Inc.                             34,800           1,353
   Cinergy Corp.                               35,318           1,351
   Central & South West Corp.                  47,000           1,342
   SAFECO Corp.                                32,100           1,338
   Dana Corp.                                  35,659           1,331
   TJX Cos., Inc.                              73,900           1,316
   The Limited, Inc.                           59,995           1,316
   Ameren Corp.                                31,200           1,308
-  Kmart Corp.                                108,700           1,298
-  Unisys Corp.                                56,900           1,294
   TRW, Inc.                                   28,700           1,274
   PacifiCorp                                  66,000           1,266
   Winn-Dixie Stores, Inc.                     33,900           1,261
   Bankers Trust Corp.                         21,300           1,257
   Tenneco, Inc.                               38,200           1,256
-  NEXTEL Communications, Inc.                 62,100           1,254
   GPU, Inc.                                   29,400           1,250
   SLM Holding Corp.                           38,500           1,249
   Union Carbide Corp.                         28,900           1,246
   UST, Inc.                                   41,900           1,239
   Genuine Parts Co.                           40,550           1,219
   The Times Mirror Co. Class A                22,800           1,211
   Equifax, Inc.                               33,900           1,210
   Amerada Hess Corp.                          20,900           1,206
   Huntington Bancshares Inc.                  47,970           1,205
   Rohm & Haas Co.                             43,200           1,202
   Torchmark Corp.                             33,400           1,200

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
ASSET ALLOCATION FUND                          SHARES           (000)
----------------------------------------------------------------------
   R.R. Donnelley & Sons Co.                   34,100          $1,200
   New York Times Co. Class A                  43,500           1,196
   MBIA, Inc.                                  22,200           1,192
   Alcan Aluminium Ltd.                        50,750           1,189
   Consolidated Natural Gas Co.                21,700           1,183
   Synovus Financial Corp.                     59,450           1,174
   Maytag Corp.                                24,400           1,165
   Avery Dennison Corp.                        26,500           1,158
-  US Airways Group, Inc.                      22,800           1,154
   Cincinnati Financial Corp.                  37,300           1,147
   Praxair, Inc.                               35,000           1,144
   Baltimore Gas & Electric Co.                34,250           1,143
   Fortune Brands, Inc.                        38,100           1,129
   Northrop Grumman Corp.                      15,100           1,102
-  Apple Computer, Inc.                        28,900           1,102
   Dollar General Corp.                        40,825           1,087
   Cooper Industries, Inc.                     26,657           1,086
   Columbia Energy Group                       18,500           1,085
   Eaton Corp.                                 17,200           1,078
   Countrywide Credit Industries, Inc.         25,800           1,074
   Anadarko Petroleum Corp.                    27,000           1,061
   Golden West Financial Corp.                 12,900           1,055
   VF Corp.                                    28,228           1,048
-  Toys R Us, Inc.                             64,300           1,041
   Provident Cos., Inc.                        30,700           1,036
-  Ceridian Corp.                              18,000           1,033
   Dun & Bradstreet Corp.                      38,100           1,029
-  HEALTHSOUTH Corp.                           96,700           1,021
   Dow Jones & Co., Inc.                       21,700           1,009
   Frontier Corp.                              36,700           1,005
   W.W. Grainger, Inc.                         23,600             994
   PP&L Resources Inc.                         37,800             978
   Republic New York Corp.                     24,700             976
   MGIC Investment Corp.                       26,300             970
-  Novell, Inc.                                78,800             965
   H & R Block, Inc.                           23,100             956
   Brown-Forman Corp. Class B                  15,900             954
   Northern States Power Co.                   33,900             951
   Knight Ridder                               21,200             943
   Nordstrom, Inc.                             38,100             943
   Hilton Hotels Corp.                         55,100             940
   Georgia Pacific Group                       20,400             931
   ITT Industries, Inc.                        27,400             928
   Biomet, Inc.                                26,700             926
   Black & Decker Corp.                        21,800             907
   Johnson Controls, Inc.                      19,200             893
   Eastman Chemical Co.                        17,550             885
-  Owens-Illinois, Inc.                        35,100             878
   Allergan, Inc.                              14,800             864
   Newmont Mining Corp.                        35,546             862
   Sherwin-Williams Co.                        39,700             859
   Hasbro, Inc.                                28,900             853
   Ecolab, Inc.                                29,600             842
-  ALZA Corp.                                  19,300             837
   Reynolds Metals Co.                         16,400             833
-  AutoZone Inc.                               33,700             830
   International Flavors &
     Fragrances, Inc.                          24,800             818
   Whirlpool Corp.                             17,300             813
   Allegheny Teledyne Inc.                     45,210             805
   Bear Stearns Co., Inc.                      25,800             798
   Rubbermaid, Inc.                            33,300             797
   Nucor Corp.                                 19,600             796
   Harcourt General, Inc.                      16,263             787
   Ashland, Inc.                               16,900             782
   Fluor Corp.                                 18,700             768
   Crown Cork & Seal Co., Inc.                 28,700             768
   Phelps Dodge Corp.                          14,600             762
   Parker Hannifin Corp.                       25,625             761
   Lehman Brothers Holdings, Inc.              26,800             757
   SuperValu Inc.                              32,400             755
-  General Instrument Corp.                    34,700             750
   Circuit City Stores, Inc.                   22,500             750
   PACCAR, Inc.                                18,140             747
   Sonat, Inc.                                 25,000             747
   Dillard's Inc.                              26,300             745
   Placer Dome, Inc.                           53,500             739
   Hercules, Inc.                              23,800             715
   Willamette Industries, Inc.                 24,700             709
   Perkin-Elmer Corp.                          10,200             701
   Morton International, Inc.                  31,700             693
   Union Pacific Resources
     Group, Inc.                               55,922             689
   RJR Nabisco Holdings Corp.                  27,300             688
   U.S. Surgical Corp.                         16,477             687
   Sun Co., Inc.                               21,367             684
   The Mead Corp.                              23,200             683
   American Greetings Corp. Class A            17,200             680
   Laidlaw, Inc.                               71,400             674
   Champion International Corp.                21,500             673
   Sigma-Aldrich Corp.                         23,200             670
-  Mirage Resorts, Inc.                        39,900             668
   Wendy's International, Inc.                 29,900             663
-  Niagara Mohawk Power Corp.                  42,600             655
   Temple-Inland Inc.                          13,000             622
   The Stanley Works                           20,900             622
   Union Camp Corp.                            15,400             606
-  Advanced Micro Devices, Inc.                32,600             605
   Engelhard Corp.                             33,650             595
   Pall Corp.                                  26,766             594
-  Sealed Air Corp.                            18,615             593
-  Humana, Inc.                                36,200             593
   Darden Restaurants Inc.                     37,000             592
   Harris Corp.                                18,400             589
   Homestake Mining Co.                        48,100             583
-  Parametric Technology Corp.                 57,100             575
   Giant Food, Inc. Class A                    13,300             574
   Westvaco Corp.                              23,500             564
   Adobe Systems, Inc.                         16,000             555
   Great Lakes Chemical Corp.                  14,100             548
   Apache Corp.                                20,400             547
   Deluxe Corp.                                19,000             540
   The BFGoodrich Co.                          16,300             533
   Bausch & Lomb, Inc.                         13,500             532
   Freeport-McMoRan Copper &
     Gold Inc. Class B                         43,600             518
-  Thermo Electron Corp.                       33,500             505
   NICOR, Inc.                                 12,000             497
   Centex Corp.                                14,400             497
   Kerr-McGee Corp.                            10,900             496
   Louisiana-Pacific Corp.                     24,200             493
   C.R. Bard, Inc.                             13,300             490
   Raychem Corp.                               19,800             483
   Armstrong World Industries Inc.              9,000             482

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Consolidated Stores, Inc.                   24,400            $479
-  St. Jude Medical, Inc.                      20,500             474
   USX-U.S. Steel Group                        19,840             474
   Nalco Chemical Co.                          16,000             472
-  KLA-Tencor Corp.                            18,800             468
   Thomas & Betts Corp.                        12,100             461
   Ryder System, Inc.                          18,300             455
-  King World Productions, Inc.                17,400             455
   Snap-On Inc.                                14,650             451
-  FMC Corp.                                    8,500             438
   Liz Claiborne, Inc.                         16,300             427
-  HCR Manor Care, Inc.                        14,500             425
   Bemis Co., Inc.                             12,100             424
   Meredith Corp.                              12,900             413
   Adolph Coors Co. Class B                     8,800             404
-  LSI Logic Corp.                             31,900             403
-  Navistar International Corp.                17,280             391
-  Cabletron Systems, Inc.                     34,300             386
   Inco Ltd.                                   37,598             385
   Longs Drug Stores, Inc.                      9,500             382
   General Signal Corp.                        11,200             380
   Owens Corning                               11,600             378
   Crane Co.                                   16,037             377
-  Silicon Graphics, Inc.                      40,146             376
   Pennzoil Co.                                10,700             375
   Scientific-Atlanta, Inc.                    17,700             374
   National Service Industries, Inc.           11,400             363
-  National Semiconductor Corp.                36,600             355
   Case Corp.                                  16,200             352
   Cooper Tire & Rubber Co.                    19,200             346
   Mallinckrodt, Inc.                          16,600             337
   McDermott International, Inc.               12,400             334
   Battle Mountain Gold Co. Class A            53,800             326
-  Harrah's Entertainment, Inc.                23,700             316
   Alberto-Culver Co. Class B                  13,200             309
   Pulte Corp.                                 12,200             300
-  Oryx Energy Co.                             23,100             299
   Peoples Energy Corp.                         8,100             292
   Brunswick Corp.                             22,500             291
   Cyprus Amax Minerals Co.                    21,711             288
   Shared Medical Systems Corp.                 5,400             287
   Autodesk, Inc.                              10,900             286
   Boise Cascade Corp.                         11,200             284
   Cummins Engine Co., Inc.                     9,400             280
-  Fruit of the Loom, Inc.                     17,800             268
-  Venator Group, Inc.                         30,800             268
   Briggs & Stratton Corp.                      6,500             267
-  Andrew Corp.                                20,075             266
   Worthington Industries, Inc.                21,250             266
   Polaroid Corp.                              10,762             264
   Fleetwood Enterprises, Inc.                  8,175             247
   Russell Corp.                                9,300             244
   Moore Corp. Ltd.                            23,100             244
   Ball Corp.                                   6,900             243
   Helmerich & Payne, Inc.                     11,500             242
   EG&G, Inc.                                  10,500             238
   Potlatch Corp.                               6,800             232
-  Rowan Cos., Inc.                            19,600             219
   The Timken Co.                              14,400             218
   Great Atlantic & Pacific Tea
      Co., Inc.                                 8,900             216
   ONEOK, Inc.                                  6,300             214
-  Bethlehem Steel Corp.                       25,700             212
   IKON Office Solutions, Inc.                 29,200             210
   Jostens Inc.                                10,000             208
   W.R. Grace & Co.                            16,500             205
   Eastern Enterprises                          4,700             198
   Aeroquip-Vickers Inc.                        6,700             193
   The Pep Boys
     (Manny, Moe & Jack)                       14,400             193
   ASARCO, Inc.                                 9,900             189
-  Stone Container Corp.                       21,910             189
   Tektronix, Inc.                             12,050             187
   NACCO Industries, Inc. Class A               1,860             186
   Kaufman & Broad Home Corp.                   7,900             185
   Millipore Corp.                              9,600             183
-  Reebok International Ltd.                   12,800             174
   Tupperware Corp.                            13,900             163
   Springs Industries Inc. Class A              4,300             149
   Harnischfeger Industries Inc.               11,400             128
   Cincinnati Milacron, Inc.                    8,200             127
   Foster Wheeler Corp.                         9,200             127
-  Armco, Inc.                                 24,300             122
-  Data General Corp.                          10,000             109
-  BMC Software, Inc.                           1,200              72
   Paychex, Inc.                                1,000              52
   Union Planters Corp.                           800              40
-  Siebel Systems, Inc.                           102               3
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $1,059,891)                                        1,863,044
----------------------------------------------------------------------
----------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (20.1%)
----------------------------------------------------------------------
U.S. Treasury Bonds
   6.375%, 8/15/2027                          $21,870          25,809
   6.50%, 11/15/2026                           83,675          99,716
   6.875%, 8/15/2025                           13,265          16,452
   7.125%, 2/15/2023                            9,085          11,471
   7.25%, 5/15/2016                            60,325          74,920
   7.50%, 11/15/2016                              280             356
   7.50%, 11/15/2024                           66,110          87,678
   7.625%, 11/15/2022                          39,220          52,141
   7.625%, 2/15/2025                           10,790          14,541
   8.00%, 11/15/2021                           54,680          75,028
   8.125%, 8/15/2019                           56,620          77,576
   8.125%, 5/15/2021                           44,815          62,091
   8.75%, 5/15/2017                             3,100           4,422
   8.75%, 5/15/2020                            39,910          58,222
   8.75%, 8/15/2020                            60,890          88,985
   8.875%, 8/15/2017                           85,780         123,844
   8.875%, 2/15/2019                           67,285          98,260
   10.375%, 11/15/2012                          7,213          10,211
   10.625%, 8/15/2015                          20,070          32,810
   11.25%, 2/15/2015                            7,340          12,499
   11.75%, 11/15/2014                          42,825          68,307
   12.00%, 8/15/2013                            7,460          11,685
   12.75%, 11/15/2010                           7,220          10,757
   14.00%, 11/15/2011                           8,250          13,427
----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
    (Cost $984,835)                                         1,131,208
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
ASSET ALLOCATION FUND                           (000)           (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (50.8%)
----------------------------------------------------------------------
U.S. TREASURY BILLS (2.8%)
(2)  4.97%, 10/8/1998                         $69,500         $69,456
(2)  5.168%, 10/15/1998                        50,100          50,033
(2)  5.512%, 12/10/1998                        36,000          35,711
                                                            ----------
                                                              155,200
                                                            ----------
COMMERCIAL PAPER (27.2%)

FINANCE (13.7%)
A.I. Credit Corp.
   5.105%, 11/30/1998                          25,000          24,787
   5.52%, 10/7/1998                            25,000          24,977
American Honda Finance Corp.
   5.50%, 10/1/1998                            40,000          40,000
Associates First Capital Corp.
   5.43%, 11/19/1998                           50,000          49,647
Ciesco LP
   5.50%, 10/5/1998                            25,000          24,985
   5.50%, 10/19/1998                           50,000          49,863
EDS Finance
   5.31%, 12/2/1998                            50,000          49,558
Ford Motor Credit Co.
   5.25%, 12/8/1998                            40,000          39,614
   5.37%, 12/11/1998                           40,000          39,595
General Electric Capital Corp.
   5.42%, 11/19/1998                           70,000          69,511
General Motors Acceptance Corp.
   5.23%, 12/8/1998                            70,000          69,324
IBM Credit Corp.
   5.50%, 10/6/1998                            40,000          39,969
Motorola Credit Corp.
   5.28%, 11/24/1998                           33,850          33,582
Paccar, Inc.
   5.50%, 10/6/1998                            10,000           9,992
   5.50%, 10/7/1998                            40,500          40,463
Repsol International Finance
   5.34%, 11/27/1998                           50,000          49,594
Toyota Motor Credit
   5.583%, 10/20/1998                          40,000          39,890
USAA Capital Corp.
   5.32%, 12/18/1998                           25,000          24,723
Xerox Capital Europe PLC
   5.51%, 10/1/1998                            25,000          25,000
Xerox Credit Corp.
   5.27%, 12/14/1998                           30,000          29,683

OTHER (13.5%)
Abbott Laboratories, Inc.
   5.47%, 10/7/1998                            50,000          49,954
Allied Domecq PLC
   5.27%, 11/5/1998                            30,000          29,846
Amoco Corp.
   5.05%, 12/28/1998                           25,000          24,691
Bell Atlantic Corp.
   5.53%, 10/5/1998                            50,000          49,969
Campbell Soup Co.
   5.42%, 11/2/1998                            30,000          29,855
Canadian Wheat Board
   5.40%, 10/26/1998                           30,000          29,888
Caterpillar Inc.
   5.48%, 10/20/1998                           30,500          30,412
Coca-Cola Co.
   5.42%, 10/26/1998                           20,000          19,925
   5.42%, 10/30/1998                           50,000          49,782
Disney Enterprises, Inc.
   5.31%, 11/20/1998                           70,000          69,498
DuPont International Ltd., Inc.
   5.50%, 10/6/1998                            60,000          59,954
Hershey Foods Corp.
   5.33%, 11/20/1998                           20,500          20,353
Lucent Technologies, Inc.
   5.40%, 11/6/1998                            30,000          29,838
McGraw-Hill Companies, Inc.
   5.48%, 11/5/1998                            50,000          49,734
Minnesota Mining &
   Manufacturing Co.
   5.35%, 12/21/1998                           30,000          29,655
Motorola Inc.
   5.53%, 10/6/1998                            30,000          29,977
Procter & Gamble Co.
   5.30%, 12/21/1998                           44,000          43,494
   5.48%, 10/13/1998                           25,000          24,954
U S West Inc.
   5.42%, 11/23/1998                           40,000          39,696
Weyerhaeuser Co.
   5.50%, 10/23/1998                           19,000          18,936
Xerox Corp.
   5.50%, 10/9/1998                            30,000          29,963
                                                            ----------
                                                            1,535,131
                                                            ----------
REPURCHASE AGREEMENTS (20.8%)
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.46%, 10/1/1998                         1,107,091       1,107,091
   5.55%, 10/1/1998--Note F                    63,870          63,870
                                                            ----------
                                                            1,170,961
                                                            ----------
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $2,860,999)                                        2,861,292
----------------------------------------------------------------------
TOTAL INVESTMENTS (103.9%)
    (Cost $4,905,725)                                       5,855,544
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.9%)
Other Assets--Note C                                          134,480
Payables for Investment Securities Purchased                 (195,248)
Other Liabilities--Note F                                    (158,261)
                                                            ----------
                                                             (219,029)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 246,189,466 outstanding
   $0.001 par value shares of beneficial
   interest (unlimited authorization)                      $5,636,515
======================================================================

NET ASSET VALUE PER SHARE                                      $22.90
======================================================================

*  See Note A in Notes to Financial Statements.

-  Non-Income-Producing Security.

(1)The combined market value of common stocks and index futures contracts represents 79.0% of net assets. See
   Note E in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

----------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
                                                (000)           (000)
----------------------------------------------------------------------
  AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
  Paid in Capital                          $4,394,259          $17.85
  Undistributed Net
    Investment Income                          94,543             .38
  Accumulated Net
    Realized Gains                            137,081             .56
  Unrealized Appreciation--Note E
    Investment Securities                     949,819            3.86
    Futures Contracts                          60,813             .25
======================================================================
  NET ASSETS                               $5,636,515          $22.90
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------
                                                                ASSET ALLOCATION FUND
                                                        YEAR ENDED SEPTEMBER 30, 1998
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                $27,410
     Interest                                                                 174,270
     Security Lending                                                             433
                                                                              --------
          Total Income                                                        202,113
                                                                              --------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                             5,466
          Performance Adjustment                                               (1,404)
     The Vanguard Group--Note C
          Management and Administrative                                        17,431
          Marketing and Distribution                                            1,124
     Taxes (other than income taxes)                                              222
     Custodian Fees                                                                58
     Auditing Fees                                                                 23
     Shareholders' Reports                                                         87
     Annual Meeting and Proxy Costs                                                41
     Trustees' Fees and Expenses                                                    9
                                                                              --------
          Total Expenses                                                       23,057
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         179,056
--------------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                               156,208
     Futures Contracts                                                          7,672
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             163,880
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                    183,933
     Futures Contracts                                                         58,782
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              242,715
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $585,651
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------
                                                                                     ASSET ALLOCATION FUND
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                              ----------------------------------
                                                                                   1998                    1997
                                                                                  (000)                   (000)
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                     $179,056                $118,433
     Realized Net Gain                                                          163,880                 180,914
     Change in Unrealized Appreciation (Depreciation)                           242,715                 474,305
                                                                              ----------------------------------
          Net Increase in Net Assets Resulting from Operations                  585,651                 773,652
                                                                              ----------------------------------
DISTRIBUTIONS
     Net Investment Income                                                     (141,316)               (101,081)
     Realized Capital Gain                                                     (181,623)               (137,804)
                                                                              ----------------------------------
          Total Distributions                                                  (322,939)               (238,885)
                                                                              ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                   1,956,353               1,014,872
     Issued in Lieu of Cash Distributions                                       310,969                 229,554
     Redeemed                                                                  (631,912)               (381,985)
                                                                              ----------------------------------
          Net Increase from Capital Share Transactions                        1,635,410                 862,441
----------------------------------------------------------------------------------------------------------------
     Total Increase                                                           1,898,122               1,397,208
----------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                        3,738,393               2,341,185
                                                                              ----------------------------------
     End of Year                                                             $5,636,515              $3,738,393
================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                      85,659                  52,552
     Issued in Lieu of Cash Distributions                                        14,684                  12,599
     Redeemed                                                                   (27,756)                (19,710)
                                                                              ----------------------------------
          Net Increase in Shares Outstanding                                     72,587                  45,441
================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      ASSET ALLOCATION FUND
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                            -----------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998            1997           1996            1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $21.53         $18.27          $17.03          $13.78         $15.08
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                       .79            .74             .69             .64            .52
     Net Realized and Unrealized Gain (Loss) on Investments     2.33           4.29            1.82            3.18           (.81)
                                                            -----------------------------------------------------------------------
          Total from Investment Operations                      3.12           5.03            2.51            3.82           (.29)
DISTRIBUTIONS
     Dividends from Net Investment Income                       (.74)          (.72)           (.66)           (.57)          (.48)
     Distributions from Realized Capital Gains                 (1.01)         (1.05)           (.61)             --           (.53)
                                                            -----------------------------------------------------------------------
          Total Distributions                                  (1.75)         (1.77)          (1.27)           (.57)         (1.01)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $22.90         $21.53          $18.27          $17.03         $13.78
===================================================================================================================================

TOTAL RETURN                                                  15.24%         29.42%          15.27%          28.57%         -2.05%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                       $5,637         $3,738          $2,341          $1,593         $1,120
     Ratio of Total Expenses to Average Net Assets             0.49%          0.49%           0.47%           0.49%          0.50%
     Ratio of Net Investment Income to Average Net Assets      3.80%          3.96%           4.17%           4.41%          3.68%
     Portfolio Turnover Rate                                     60%            10%             47%             34%            51%
===================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

        2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        4. FUTURES: The fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

        Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        6. OTHER: Dividend income is recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Bond Index. For the year ended September 30, 1998, the advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before a decrease of $1,404,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 1998, the fund had contributed capital of $1,071,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended September 30, 1998, the fund purchased $179,489,000 of investment securities and sold $20,548,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,741,670,000 and $2,627,961,000, respectively.

E. At September 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $949,819,000, consisting of unrealized gains of $986,673,000 on securities that had risen in value since their purchase and $36,854,000 in unrealized losses on securities that had fallen in value since their purchase.

   At September 30, 1998, the aggregate settlement value of open futures contracts expiring in December 1998 and the related unrealized appreciation were:

          ---------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                      ---------------------------------------
                                                                       AGGREGATE
                                            NUMBER OF                 SETTLEMENT                 UNREALIZED
          FUTURES CONTRACTS              LONG CONTRACTS                  VALUE                  APPRECIATION
          ---------------------------------------------------------------------------------------------------
          S&P 500 Index                       10,104                    $2,591,676                  $60,813
          ---------------------------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal income tax purposes.

F. The market value of securities on loan to broker/dealers at September 30, 1998, was $153,681,000, for which the fund had received as collateral cash of $63,870,000 and U.S. Treasury securities with a market value of $91,615,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT                                                    [PHOTO]
ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Asset Allocation Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD ASSET ALLOCATION FUND

This information for the fiscal year ended September 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $101,601,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $101,601,000 capital gain dividends, the fund designates $56,298,000 as a 20% rate gain distribution.

     For corporate shareholders, 8.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

TRUSTEES AND OFFICERS


JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS


RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

    "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500,"
          and "500" are trademarks of The McGraw-Hill Companies, Inc.
  Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

VANGUARD
MILESTONES

[PHOTO]

The Vanguard Group is named for HMS Vanguard, Admiral Horatio Nelson's flagship at the Battle of the Nile on August 1, 1798. Our founder, John C. Bogle, chose the name after reading Nelson's inspiring tribute to his fleet: "Nothing could withstand the squadron . . . with the judgment of the captains, together with their valour, and that of the officers and men of every description, it was absolutely irresistible."

[PHOTO]

Walter L. Morgan, founder of Wellington Fund, the nation's first balanced mutual fund and forerunner of today's family of some 100 Vanguard funds, celebrated his 100th birthday on July 23, 1998. Mr. Morgan, a true investment pioneer, died six weeks later on September 2.

[PHOTO]

Wellington Fund, The Vanguard Group's oldest fund, was incorporated by Mr. Morgan 70 years ago, on December 28, 1928. The fund was named after the Duke of Wellington, whose forces defeated Napoleon Bonaparte at the Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q780-11/12/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.